Exhibit 10.1

FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED
SENIOR CREDIT AGREEMENT

DATED AS OF DECEMBER 23, 2008

AMONG

UNIT CORPORATION,
SUPERIOR PIPELINE COMPANY, L.L.C.,
UNIT DRILLING COMPANY,
UNIT PETROLEUM COMPANY,
and
UNIT TEXAS DRILLING, L.L.C.,

AS BORROWERS,

THE LENDERS,

BANK OF OKLAHOMA, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT FOR THE LENDERS,
and as
CO-ARRANGER

BANK OF AMERICA, N.A.,
CO-ARRANGER

BMO CAPITAL MARKETS FINANCING, INC.,
SYNDICATION AGENT

and

COMPASS BANK,
DOCUMENTATION AGENT

FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
SENIOR CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR CREDIT AGREEMENT, dated effective as of December 23, 2008 (the "First Amendment"), is made and entered into between and among UNIT CORPORATION, SUPERIOR PIPELINE COMPANY, L.L.C., UNIT DRILLING COMPANY, UNIT PETROLEUM COMPANY and UNIT TEXAS DRILLING, L.L.C. (collectively, the "Borrowers"), BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), BANK OF AMERICA ("B of A"), BMO CAPITAL MARKETS FINANCING, INC. ("BMO"), COMPASS BANK ("Compass"), FORTIS CAPITAL CORP. (Fortis"), COMERICA BANK ("Comerica") and CALYON NEW YORK BRANCH ("Calyon") (individually a "Lender" and collectively, the "Lenders") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as agent for the Lenders now or hereafter signatory parties thereto (the "Agent").

RECITALS:

A.           The Borrowers, the Lenders (as well as Sterling Bank which is no longer a part of the syndication of Lenders) and the Agent entered into that certain First Amended and Restated Senior Credit Agreement dated as of May 24, 2007 (the "Existing Credit Agreement"), under which, subject to all of the terms and conditions of the Existing Credit Agreement, the Lenders severally established Commitments set forth on the Lenders Schedule until the Facility Termination Date.

B.           The Borrowers have requested the Lenders to increase the Aggregate Commitment amount by $50,000,000 from $275,000,000 to $325,000,000 until the existing Facility Termination Date under the replacement Lenders Schedule set forth on Schedule 2 annexed to this First Amendment.

C.           The Lenders are willing to so increase the existing Aggregate Commitment by $50,000,000 from $275,000,000 to $325,000,000 until the existing Facility Termination Date for the Existing Credit Agreement, subject to the revised Pricing Schedule set forth on the replacement Schedule 1 annexed to this First Amendment and the other terms, provisions, conditions and limitations set forth in the Existing Credit Agreement and this First Amendment.

THEREFORE, subject to the terms, provisions, conditions and limitations hereinafter set forth, the Lenders are willing to increase the Aggregate Commitment by $50,000,000 in accordance with the replacement Lenders Schedule set forth on replacement Schedule 2 annexed to this First Amendment, all subject to the terms, provisions, conditions and limitations of the Existing Credit Agreement, as amended by this First Amendment;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, receipt of which is acknowledged by the parties hereto, the parties agree as follows:

1.           Amendment to Definition.  The definition of "Alternative Base Rate" in the Existing Credit Agreement is deleted and replaced in its entirety by the following definition thereof:

"Alternative Base Rate" means, for any day, a rate of interest per annum equal tothe higher of (i) the Prime Rate for such day, or (ii) the sum of the Federal FundsEffective Rate for such day plus one-half of one percent (0.50%); provided, however, in no event shall the Alternative Base Rate be less than the sum of (x) the Eurodollar Rate for such day plus (y) one hundred basis points (1.00%)".

2.           Pricing Schedule.  The Pricing Schedule (Schedule 1) annexed to the Existing Credit Agreement is deleted and replaced in its entirety by Schedule I annexed hereto.

3.           Lenders Schedule.  The Commitment of each Lender is set forth on the replacement Lenders Schedule (Schedule 2) annexed to this First Amendment in replacement of the original Schedule 2 annexed to the Existing Credit Agreement.  Notwithstanding the stated face principal amount of each of the Notes, in no event shall the amount of a Lender's Commitment exceed the amount designated on the Lenders Schedule for such Lender without the prior written consent of the Lender.

4.           Ratification.   The remaining terms, provisions and conditions set forth in the Existing Credit Agreement (including without limitation, the consents, waivers and other provisions of Article XVII thereof) shall remain in full force and effect and are incorporated and adopted herein by reference. The Borrowers restate, confirm and ratify the warranties, covenants and representations (subject to any time limitations contained therein) set forth in the Existing Credit Agreement and further represent to the Lenders and the Agent that, as of the date of this First Amendment, no uncured Default or Event of Default exists under the Existing Credit Agreement, as amended by this First Amendment (collectively, the "Credit Agreement").

5.           Conditions Precedent.  As express conditions precedent to the effectiveness of this First Amendment, the Borrowers shall sign and deliver, or cause to be executed and delivered to the Agent for the benefit of the Lenders, each of the following:

a.           this First Amendment;

b.           a replacement Note in favor of and payable to the order of Compass in the original stated face principal amount of $70,000,000;

c.           corporate and limited liability company incumbency and no default certificates from each of the Borrowers, with resolutions attached, in form, scope and content acceptable to the Agent; and

d.           payment to the Agent in immediately available funds (US Dollars) for the ratable (Pro Rata Share) benefit of the Lenders of a Loan facility fee equal to seventy five basis point (0.75%) on the $50,000,000 increase in the Aggregate Commitment ($375,000) and payment to the Agent for the sole benefit of Compass of a seventy five basis point (0.75%) fee on the $13,750,000 prior Commitment of Sterling Bank assumed by Compass concurrently herewith.

6.           Fees and Costs.  In addition to payment of the Loan facility fee described in paragraph 5(d) above, the Borrowers agree to pay to the Agent on demand all reasonable costs, fees and expenses (including without limitation) reasonable attorneys fees and legal expenses incurred or accrued by the Agent in connection with the preparation, negotiation, signing,  closing, delivery, and administration of this First Amendment.

7.           Defined Terms.  Any capitalized term used herein but not otherwise defined shall have the meaning given to such term in the Existing Credit Agreement.

SEE NEXT PAGE FOR SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered in Tulsa, Oklahoma, effective as of the day and year first above written.

UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
UNIT TEXAS DRILLING, L.L.C., an Oklahoma
limited liability company

By_____________________________________

Larry D. Pinkston, President of each of
UNIT CORPORATION,
UNIT PETROLEUM COMPANY, and
UNIT DRILLING COMPANY,
as Manager of UNIT TEXAS DRILLING, L.L.C., and
SUPERIOR PIPELINE COMPANY, L.L.C.

7130 South Lewis Avenue, Suite 1000
Tulsa, Oklahoma 74136
Attention: Larry Pinkston
Telephone: (918) 493-7700
Facsimile: (918) 493-7711

BANK OF OKLAHOMA, NATIONAL ASSOCIATION, in its individual corporate capacity as a Lender, as LC Issuer and as Administrative Agent for the Lenders

By__________________________________

Pam Schloeder
Senior Vice President

101 East Second Street
Bank of Oklahoma Tower
One Williams Center
Tulsa, Oklahoma 74192
Telephone: (918) 588-6012
Facsimile: (918) 588-6880

BANK OF AMERICA, N.A., a Lender

By__________________________________

Christen A. Lacey
Vice President

100 Federal Street
Boston, MA 02110
Telephone: (617) 434-6816
Facsimile: (617) 434-3652

BMO CAPITAL MARKETS FINANCING, INC., formerly Harris Nesbitt Financing, Inc., a Lender

By_________________________________

_______________________(name)
_______________________(title)

Bank of Montreal
Houston Agency
700 Louisiana Street
4400 Bank of America Center
Houston, Texas 77002
Telephone: (713) 546-9761
Facsimile: (713) 223-4007

COMPASS BANK, a Lender

By___________________________________

Kathleen J. Bowen
Senior Vice President

24 Greenway Plaza
Suite 1400A
Houston, Texas 77046
Telephone: (713) 968-8273
Facsimile: (713) 968-8292

COMERICA BANK, a Lender

By___________________________________

_________________________(name)
_________________________(title)

1717 Main Street, 4th Floor
Dallas, Texas 75201
Telephone: (214) 462-4339
Facsimile: (214) 462-4240

FORTIS CAPITAL CORP., a Lender

By___________________________________

Michele Jones
Senior Vice President

By____________________________________

Darrell Holley
Managing Director

15455 North Dallas Parkway
Suite 1400
Addison, Texas 75001
Telephone: (214) 953-9308
Facsimile: (214) 754-5982

CALYON NEW YORK BRANCH, a Lender

By___________________________________

Mark Roche
Managing Director

By____________________________________

Michael Willis
Managing Director

1301 Travis Street
Suite 2100
Houston, Texas 77002
Telephone: (713) 890-8616
Facsimile: (713) 890-8668

SCHEDULE 1

PRICING SCHEDULE

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status
Eurodollar Rate	1.75%	2.00%	2.25%	2.50%
Floating Rate	0.50%	0.75%	1.00%	1.25%

Applicable Margin	Level I Status	Level II Status	Level III Status	Level IV Status
Commitment Fee Rate	0.375%	0.375%	0.375%	0.50%

Notwithstanding the foregoing Floating Rate margins designated above, in no event shall the contract per annum Floating Rate be less than the Eurodollar Rate plus 1.00%.

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

"Level I Status" exists at any date if the Borrowing Base Usage Percentage on such date is less than 50%.

"Level II Status" exists at any date if the Borrowing Base Usage Percentage on such date is greater than or equal to 50% and less than 75%.

"Level III Status" exists at any date if the Borrowing Base Usage Percentage on such date is greater than or equal to 75% and less than 90%.

"Level IV Status" exists at any date if the Borrowing Base Usage Percentage on such date is greater than or equal to 90%.

"Status" means either Level I Status, Level II Status, Level III Status or Level IV Status.

The Applicable Margin and Commitment Fee Rate will be determined on a daily basis in accordance with the foregoing table based on the Borrowing Base Usage Percentage on such day.

Letter of Credit Fees:  Issuance Fees are payable quarterly in advance, determined as of the LC issue date based on the applicable Margin (Eurodollar Rate column) for Eurodollar Loans on the stated amount of the LC and an LC fronting fee of 0.125% per annum will be paid to the LC Issuer concurrent with execution.

SCHEDULE 2

LENDERS SCHEDULE

Lender	Aggregate Commitment Amount	Pro Rata Share
Bank of Oklahoma, N. A.	$60,937,500.00	18.75%
Bank of America, N. A.	60,937,500.00	18.75%
BMO	60,937,500.00	18.75%
Compass Bank	56,875,000.00	17.50%
Comerica Bank	28,437,500.00	08.75%
Fortis Capital Corp.	28,437,500.00	08.75%
Calyon New York Branch	28,437,500.00	08.75%
TOTAL	$325,000,000.00	100.00%

PROMISSORY NOTE

(COMPASS BANK)

$70,000,000.00	December 23, 2008
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, UNIT CORPORATION, a Delaware corporation, SUPERIOR PIPELINE COMPANY, L.L.C., an Oklahoma limited liability company, UNIT DRILLING COMPANY, an Oklahoma corporation, UNIT PETROLEUM COMPANY, an Oklahoma corporation, and UNIT TEXAS DRILLING, L.L.C., an Oklahoma limited liability company (individually and collectively the "Borrowers"), jointly and severally promise to pay to the order of COMPASS BANK ("Compass"), with interest, the principal sum of SEVENTY MILLION and NO/100ths DOLLARS ($70,000,000.00) or, if less, the aggregate principal amount of all advances outstanding from time to time hereunder, made by Compass to Borrowers pursuant to the Credit Agreement (hereinafter defined) and unless otherwise provided in the Credit Agreement, the principal balance of this Note outstanding on the Facility Termination Date, with interest payments due on each applicable Payment Date.  This Note is issued pursuant to and subject to the terms of a certain First Amended and Restated Senior Credit Agreement dated as of May 24, 2007, as amended by the First Amendment thereto dated effective as of even date herewith among Borrowers, the Lenders signatory parties thereto (collectively the "Lenders"), with Bank of Oklahoma, National Association, as the Administrative Agent (in such capacity, the "Administrative Agent") (such Credit Agreement hereafter amended, modified, supplemented or restated from time to time collectively referred to as the "Credit Agreement").  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Except as hereinafter provided in connection with a Default, interest shall accrue on the outstanding principal balance hereof and on any past due interest to the Facility Termination Date at the rate or rates per annum determined pursuant to the Pricing Schedule annexed to the Credit  Agreement, as provided in and calculated pursuant to the Credit Agreement.

The rate of interest payable upon the indebtedness evidenced by this Note shall not at any time exceed the maximum rate of interest permitted under the laws of the State of Oklahoma or federal laws to the extent they apply to loans of the type and character evidenced by this Note.

All payments under this Note shall be made in legal tender of the United States of America or in other immediately available funds at the offices of the Administrative Agent at Bank of Oklahoma Tower, One Williams Center, Seven East Second Street, Tulsa, Oklahoma 74172, and no credit shall be given for any payment received by check, draft or other instrument or item until such time as the Administrative Agent or the holder hereof shall have received credit therefor from the Administrative Agent's or the holder's collecting agent or, in the event no collecting agent is used, from the bank or other financial institution upon which said check, draft or other instrument or item is drawn.  If any payment is due upon a Saturday or Sunday or upon any other day on which state or national banks in the State of Oklahoma are closed for business by virtue of a legal holiday for such banks, such payment shall be due and payable on the next succeeding Business Day, and interest shall accrue to such day.

1

The Borrowers may borrow and reborrow hereunder at any time and from time to time as provided in the Credit Agreement and may prepay this Note in whole or in part, subject to the prepayment limitations contained in the Credit Agreement; provided, however, that any partial prepayment shall be applied first to accrued interest, then to the unpaid principal balance hereof.

From time to time the Borrowers and the Lenders may agree to extend the maturity date of this Note or to renew this Note, in whole or in part, or a new note of different form may be substituted for this Note and/or the rate of interest may be changed, or changes may be made in consideration of loan extensions, and the holder, from time to time, may waive or surrender, either in whole or in part, any rights, guarantees, security interests, or liens given for the benefit of the holder in connection with the payment and the securing the payment of this Note; but no such occurrences shall in any manner affect, limit, modify or otherwise impair any rights, guarantees or security of the holder not specifically waived, released or surrendered in writing, nor shall the Borrowers or any guarantor, endorser or any other person who is or might be liable hereon, either primarily or contingently, be released from such liability by reason of the occurrence of any such event.  The holder hereof, from time to time, shall have the unlimited right to release any person who might be liable hereon; and such release shall not affect or discharge the liability of any other person who is or might be liable hereon.

This Note is subject to and governed by the terms, provisions, conditions and limitations of the Credit Agreement concerning, among other matters, acceleration following a Default, imposition of default rates of interest during the continuance of a Default, methods of payment, minimum amounts of each Advance, selection of the type of Advance and applicable Interest Period for new Advances, Borrowing Base calculations, Maximum Credit Amount, Aggregate Commitment amounts, a negative pledge of certain assets of the Borrowers, rights of set off or offset in connection therewith and all other matters terms, provisions and agreements therein prescribed or governed.

The Borrowers and all endorsers, guarantors and sureties hereby severally waive protest, presentment, demand, and notice of protest and nonpayment in case this Note or any payment due hereunder is not paid when due; and they agree to any renewal of this Note or to any extension, acceleration or postponement of the time of payment, or any other indulgence, to any substituting, exchange or release of any collateral and to the release of any party or person primarily or contingently liable hereon without prejudice to the holder and without notice to the Borrowers or any endorser, guarantor or surety.  In the event of any controversy, claim or dispute among the parties affecting or relating to the subject matter or performance of this Note, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable costs, expenses, including reasonable attorneys' and accountants' fees.  In the event the Administrative Agent or Compass is the prevailing party, the Borrowers, and any guarantor, endorser, surety or any other person who is or may become liable hereon, will, on demand, pay all such costs and expenses.

This Note is a replacement and modification of that certain promissory note dated as of May 24, 2007 issued under the Existing Credit Agreement and payable by the Borrowers to the order of Compass in the original principal amount of $50,000,000.00.

2

This Note is issued by the Borrowers in accordance with the provisions of Section 2.14(iv) of the Credit Agreement and shall be governed by and construed in accordance with the laws of the State of Oklahoma.  Borrowers agree that all suits or proceedings arising from or related to this Note or the Credit Agreement may be litigated in courts, state or federal, sitting in Tulsa County, State of Oklahoma.  In furtherance of this provision, Borrowers hereby waive any objection to such venue.

Notwithstanding the single execution of this Note by the undersigned President of each of the corporate Borrowers and the Manager of the limited liability company Borrowers, as applicable, each of the Borrowers is jointly and severally bound by the terms of this Note.

UNIT CORPORATION, a Delaware corporation,
SUPERIOR PIPELINE COMPANY, L.L.C.,
an Oklahoma limited liability company,
UNIT PETROLEUM COMPANY, an Oklahoma
corporation,
UNIT DRILLING COMPANY, an Oklahoma
corporation,
UNIT TEXAS DRILLING, L.L.C., an Oklahoma
limited liability company

By_____________________________________

Larry D. Pinkston, President of each of
UNIT CORPORATION
UNIT PETROLEUM COMPANY, and
UNIT DRILLING COMPANY, as Manager of
UNIT TEXAS DRILLING, L.L.C., and
SUPERIOR PIPELINE COMPANY, L.L.C.

3